UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2020

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

Ameri Holdings, Inc. (the “Company”) held a special meeting of the stockholders (the “Special Meeting”) on December 29, 2020. The Special Meeting was originally adjourned on December 23, 2020.

As of November 11, 2020, 2020, the record date for the Meeting, there were 7,441,320 shares of our common stock outstanding.

At the Meeting, the stockholders voted on the following nine proposals and cast their votes as follows:

1. To ratify the Ameri Share Issuance Proposal.

Votes For	Votes Against	Votes Abstained
3,916,886	118,333	41,682

2. To ratify the Ameri Future Share Issuance Proposal.

Votes For	Votes Against	Votes Abstained
3,907,093	121,899	47,909

3. To ratify the Reverse Stock Split Proposal.

Votes For	Votes Against	Votes Abstained
5,384,097	565,002	31,283

4. To ratify the Spin-Off Proposal.

Votes For	Votes Against	Votes Abstained
3,814,370	192,198	70,333

5. To ratify the A&R Charter Proposal.

Votes For	Votes Against	Votes Abstained
3,859,044	162,832	55,025

6. To ratify the Incentive Plan Proposal.

Votes For	Votes Against	Votes Abstained
3,737,483	284,429	54,989

7. To ratify the Put Right Proposal.

Votes For	Votes Against	Votes Abstained
3,828,174	215,277	33,450

8. To ratify the Bonus Shares Proposal.

Votes For	Votes Against	Votes Abstained
3,719,020	318,131	39,750

9. To ratify the Conversion Proposal.

Votes For	Votes Against	Votes Abstained
3,794,393	219,303	63,205

In connection with the approval of Proposal 9, the board of directors of the Company agreed to reduce the conversion price of the June Debenture from $1.75 to $1.00. In connection with the approval of Proposal 9, the board of directors of the Company agreed to reduce the conversion price of the June Debenture from $1.75 to $1.00. This Debenture has a current balance of principal and accrued interest through the date hereof of $728,812.92. This reduction is effective immediately.

Item 8.01 Other Events

On December 29, 2020, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2020	AMERI HOLDINGS, INC.

	By:	/s/ Barry Kostiner
	Name:	Barry Kostiner
	Title:	Chief Financial Officer

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